UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 23, 2003


MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-24487
(Commission File Number)

77-0322161
(IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)


Item 7.	Financial Statements and Exhibits.

(c)	Exhibits 99.1	Press Release, dated July 23, 2003, entitled
"MIPS Technologies Reports Fourth Quarter and Fiscal 2003 Financial
Results."


Item 9.	Regulation FD Disclosure.

This disclosure is being furnished to report information pursuant to
Item 12 - Disclosure of Results of Operations and Financial Condition.

On July 23, 2003, MIPS Technologies, Inc. issued a press release announcing its results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2003

MIPS TECHNOLOGIES, INC.
(Registrant)


By:	/s/ KEVIN C. EICHLER
      Kevin C. Eichler
      Chief Financial Officer and Treasurer


EXHIBIT INDEX

Exhibit
  No.    Description

99.1     Press Release, dated July 23, 2003, entitled "MIPS
         Technologies Reports Fourth Quarter and Fiscal 2003
         Financial Results."